Consolidated Statements of Partners' Equity (Deficit) (Unaudited) (USD $)	General Partners	Limited Partners	Non-controlling Interest	Total
BALANCE, Begining at Dec. 31, 2010	$ (68,404)	$ 2,194,715	$ 0	$ 2,126,311
Net Income Allocation	2,719	269,158	0	271,877
Distributions	(3,037)	(300,707)	0	(303,744)
BALANCE, Ending at Jun. 30, 2011	$ (68,722)	$ 2,163,166	$ 0	$ 2,094,444